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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 2003

                                   ----------

                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)


             DELAWARE                             1-4304                    75-0725338
  (State or other jurisdiction of        (Commission File Number)        (I.R.S. Employer
           incorporation)                                               Identification No.)

      6565 N. MACARTHUR BLVD                                                 75039
          IRVING, TEXAS                                                    (Zip Code)
      (Address of principal
       executive offices)

       Registrant's telephone number, including area code: (214) 689-4300

                             7800 Stemmons Freeway
                              Dallas, Texas 75247
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     Exhibits

                  The following exhibit is furnished with this Form 8-K

                  99.1     Press Release dated June 17, 2003


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Commercial Metals Company (the "Company"), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         On June 17, 2003, the Company issued a press release announcing its financial results for the quarter ended May 31, 2003. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.





                                    * * * * *




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              COMMERCIAL METALS COMPANY


                              By:     /s/ William B. Larson
                                      ------------------------------------------
                              Name:   William B. Larson
                              Title:  Vice President and Chief Financial Officer

Date:  June 17, 2003









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                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------
99.1             Press Release dated June 17, 2003